UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  September 22, 2005

MCNAB CREEK GOLD CORP.

(Exact name of registrant as specified in its charter)

Nevada

(State of Incorporation)

0-50915

(Commission File Number)

98-0343710

(I.R.S. Employer Identification Number)

Suite 1220, 789 West Pender Street

Vancouver, B.C.  V6C 1H2   CANADA

(Address of principal executive offices, including zip code)

(604) 669-9330

(Registrant's telephone Number, including area code)

INFORMATION TO BE INCLUDED IN THE REPORT

Section 4 – Matters Related to Accountants and Financial Statements

Item 4.01 – Changes in Registrant’s Certifying Accountant

McNab Creek Gold Corp. (the “Registrant”) has changed its independent accountants to audit its financial statements.  Effective May 3, 2005, Moore Stephens Ellis Foster Ltd. merged with Ernst & Young LLP which constitutes a change of accountants.  The Registrant appointed Ernst & Young LLP as its independent accountants.

During the years ended March 31, 2004, March 31, 2005 and during the quarter ended June 30, 2005, there were no disagreements with the Registrant's former accountants, Moore Stephens Ellis Foster Ltd., on any matter of accounting principles or practices, financial statement disclosure, or auditing scope of procedure.

During the years ended March 31, 2004 and March 31, 2005, the Registrant’s former accountant’s report on the Registrant’s financial statements contained the qualification that the Registrant’s financial statements were prepared assuming that the Registrant will continue as a going concern.  Given that the Registrant has suffered losses from operations and the satisfaction of liabilities and commitments are dependent upon the Registrant’s ability to meet its future financing requirements and the success of its future operations, there is substantial doubt about the Registrant’s ability to continue as a going concern.  The Registrant’s financial statements do not include any adjustments that might result from the outcome of this uncertainty.  Other than the qualification regarding uncertainty of the Registrant’s ability to continue as a going concern, the Registrant’s former accountant’s report on the Registrant’s financial statements did not contain an adverse opinion, a disclaimer of opinion or qualification or modification as to uncertainty, audit scope or accounting principles.

The Registrant has provided Moore Stephens Ellis Foster Ltd. with a copy of this Current Report on Form 8-K prior to its filing with the SEC, and requested that they furnish the Registrant with a letter addressed to the SEC stating whether they agree with the statements made in this Current Report on Form 8-K, and if not, stating the aspects with which they do not agree.  A copy of the letter provided by Moore Stephens Ellis Foster Ltd., dated September 22, 2005, is attached to this Form 8-K as an exhibit.

The Registrant has engaged the firm of Ernst & Young LLP as of May 3, 2005.  During the years ended March 31, 2004 and March 31, 2005, Ernst & Young LLP was not consulted on any matter relating to accounting principles to a specific completed or proposed transaction or the type of audit opinion that might be rendered on our financial statements.  During the years ended March 31, 2004 and March 31, 2005, Ernst & Young LLP did not provide any written or oral advice that was an important factor considered by it in reaching any decision as to accounting, auditing or financial reporting issues.

Section 9 - Financial Statements and Exhibits

Item 9.01 - Financial Statements and Exhibits

(a)

Financial Statements of Business(es) Acquired

Not Applicable

(b)

Pro forma Financial Information

Not Applicable

(c)

Exhibits

16

Letter from Former Accountant

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MCNAB CREEK GOLD CORP.

Per:

/s/Kenneth G. Townsend

Kenneth G. Townsend,

President, C.E.O., C.F.O. and Director